THE MORTGAGE POOL

Mortgage Loan Programs(1)

Loan Programs	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(2)
10 Yr Fixed	$543,226	1	0.05%	$543,226	5.875%	118	730	36.67%
15 Yr Fixed	14,512,346	37	1.45	392,226	6.395	171	747	61.46
20 Yr Fixed	841,765	4	0.08	210,441	6.696	236	787	66.35
30 Yr Fixed	161,767,659	432	16.18	374,462	6.672	357	728	69.98
30/15 Fixed Balloon	44,002,328	605	4.40	72,731	12.406	178	672	95.90
40/30 Fixed Balloon	9,352,335	32	0.94	292,260	7.195	358	696	79.79
30/15 Fixed Balloon - IO	1,000,825	15	0.10	66,722	12.758	177	664	94.99
30 Yr Fixed - IO	93,574,168	247	9.36	378,843	6.689	358	724	71.22
20 Yr Fixed - IO	118,000	1	0.01	118,000	6.000	239	762	42.91
30Y LIB6M - IO	1,710,101	5	0.17	342,020	6.041	357	717	78.51
30Y LIB12M	741,793	4	0.07	185,448	5.808	356	679	79.95
30Y LIB12M - IO	1,982,950	4	0.20	495,738	6.090	353	715	62.77
2/28 LIB6M	931,298	6	0.09	155,216	8.627	356	658	85.39
2/28 LIB6M 40/30 Balloon	854,789	2	0.09	427,395	6.910	357	644	80.00
2/28 LIB6M - IO	10,888,568	23	1.09	473,416	7.273	358	713	77.50
3/27 LIB6M	4,057,736	17	0.41	238,690	6.801	357	685	78.28
3/27 LIB6M 40/30 Balloon	2,798,124	8	0.28	349,766	6.949	357	707	82.16
3/27 LIB6M - IO	29,835,542	94	2.98	317,399	6.759	358	702	76.61
3/1 LIB12M	1,118,322	5	0.11	223,664	5.734	357	794	60.00
3/1 LIB12M - IO	2,186,593	7	0.22	312,370	5.872	356	733	76.40
5/25 LIB6M	36,125,608	143	3.61	252,627	7.088	358	693	75.36
5/25 LIB6M 40/30 Balloon	12,180,280	45	1.22	270,673	6.929	358	674	77.68
5/25 LIB6M - IO	401,386,632	1156	40.14	347,220	6.880	358	695	75.60
5/1 LIB12M	24,397,656	56	2.44	435,672	6.400	357	710	73.49
5/1 LIB12M - IO	114,592,300	290	11.46	395,146	6.576	357	705	75.22
7/23 LIB6M	3,172,512	7	0.32	453,216	6.477	358	703	67.37
7/23 LIB6M 40/30 Balloon	934,770	3	0.09	311,590	7.301	357	680	81.92
7/23 LIB6M - IO	16,583,447	47	1.66	352,839	6.434	358	708	71.20
7/1 LIB12M	223,795	1	0.02	223,795	7.000	357	733	37.01
7/1 LIB12M - IO	3,632,091	7	0.36	518,870	6.631	357	679	77.05
10/20 LIB6M	135,896	1	0.01	135,896	6.875	358	660	75.00
10/20 LIB6M - IO	2,246,000	3	0.22	748,667	6.223	358	692	28.50
10/1 LIB12M	718,808	2	0.07	359,404	6.966	358	640	67.38
10/1 LIB12M - IO	853,000	3	0.09	284,333	6.257	358	718	75.82
Total	$1,000,001,266	3313	100.00%	$301,842	7.018%	347	705	74.77%
________________________
(1) A mortgage loan with a loan program of “10Yr Fixed”, “15Yr Fixed”, “20Yr Fixed” or “30Yr Fixed” is a fixed-rate loan with a term of 10, 15, 20 or 30 years, respectively. A mortgage loan with a loan program of “40/30 Fixed Balloon” has a term of 40 years, has a mortgage rate that is fixed for the entire term and requires a balloon payment in year 30. A mortgage loan with a loan program of “30/15 Fixed Balloon” has a term of 30 years, has a mortgage rate that is fixed for the entire term and requires a balloon payment in year 15. A mortgage loan with a loan program including the term “30Y LIB6M” has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “30Y LIB12M” has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “2/28 LIB6M” has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “2/28 LIB6M 40/30 Balloon” has a term of 40 years and requires a balloon payment in year 30, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “3/27 LIB6M” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “3/27 LIB6M 40/30 Balloon” has a term of 40 years and requires a balloon payment in year 30, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “3/1 LIB12M” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “5/25 LIB6M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “5/25 LIB6M 40/30 Balloon” has a term of 40 years and requires a balloon payment in year 30, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “5/1 LIB12M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “7/23 LIB6M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “7/23 LIB6M 40/30 Balloon” has a term of 40 years and requires a balloon payment in year 30, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “7/1 LIB12M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “10/20 LIB6M” has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “10/1 LIB12M” has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “IO” has an interest only period, provided, however that the term of the interest only period is not necessarily the same term as the fixed period for the loan.
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Principal Balances as of Origination

Range of Mortgage Loan Principal Balances ($)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(1)
0.01 - 50,000.00	$9,007,110	253	0.90%	$35,601	12.373%	186	685	92.73%
50,000.01 - 100,000.00	25,485,623	344	2.55	74,086	11.072	228	679	89.72
100,000.01 - 150,000.00	43,086,174	344	4.31	125,251	8.668	306	690	79.19
150,000.01 - 200,000.00	64,120,045	365	6.41	175,671	7.336	342	694	74.39
200,000.01 - 250,000.00	69,785,106	308	6.98	226,575	6.954	353	695	75.23
250,000.01 - 300,000.00	75,712,984	277	7.57	273,332	6.989	356	696	76.39
300,000.01 - 350,000.00	84,990,805	262	8.50	324,392	6.753	357	697	75.21
350,000.01 - 400,000.00	88,554,307	236	8.86	375,230	6.797	355	696	76.97
400,000.01 - 450,000.00	84,576,812	198	8.46	427,156	6.739	356	699	75.37
450,000.01 - 500,000.00	93,799,498	198	9.38	473,735	6.694	355	705	74.91
500,000.01 - 550,000.00	77,339,807	148	7.73	522,566	6.615	354	714	73.56
550,000.01 - 600,000.00	58,088,172	101	5.81	575,130	6.576	352	715	73.33
600,000.01 - 650,000.00	49,486,062	79	4.95	626,406	6.695	358	717	72.65
650,000.01 - 700,000.00	24,984,527	37	2.50	675,257	6.635	357	728	74.36
700,000.01 - 750,000.00	29,048,840	40	2.90	726,221	6.724	358	723	71.49
750,000.01 - 800,000.00	14,003,226	18	1.40	777,957	6.599	347	708	75.84
800,000.01 - 850,000.00	15,784,797	19	1.58	830,779	6.546	355	719	67.73
850,000.01 - 900,000.00	14,947,911	17	1.49	879,289	6.716	358	727	70.89
900,000.01 - 950,000.00	10,167,448	11	1.02	924,313	6.864	340	729	72.93
950,000.01 - 1,000,000.00	33,515,512	34	3.35	985,750	6.516	352	733	67.64
1,050,000.01 - 1,100,000.00	3,255,416	3	0.33	1,085,139	6.083	298	739	47.31
1,100,000.01 - 1,150,000.00	2,259,000	2	0.23	1,129,500	6.689	357	724	64.19
1,150,000.01 - 1,200,000.00	2,374,515	2	0.24	1,187,258	6.433	358	736	70.79
1,200,000.01 - 1,250,000.00	1,231,980	1	0.12	1,231,980	6.625	355	802	75.00
1,300,000.01 - 1,350,000.00	2,667,300	2	0.27	1,333,650	7.000	358	682	65.00
1,400,000.01 - 1,450,000.00	2,837,821	2	0.28	1,418,910	6.432	268	729	76.35
1,450,000.01 - 1,500,000.00	4,157,242	3	0.42	1,385,747	6.577	358	714	68.57
1,500,000.01 - 1,550,000.00	1,513,302	1	0.15	1,513,302	5.875	356	721	72.39
1,550,000.01 - 1,600,000.00	2,342,789	2	0.23	1,171,394	6.626	261	738	62.37
1,650,000.01 - 1,700,000.00	1,658,400	1	0.17	1,658,400	6.125	358	677	17.46
1,700,000.01 - 1,750,000.00	1,469,888	1	0.15	1,469,888	6.750	357	778	64.82
1,850,000.01 - 1,900,000.00	1,884,846	1	0.19	1,884,846	7.000	358	728	65.67
1,900,000.01 - 1,950,000.00	3,864,000	2	0.39	1,932,000	7.003	358	710	70.00
1,950,000.01 - 2,000,000.00	2,000,000	1	0.20	2,000,000	7.375	358	657	67.80
Total	$1,000,001,266	3313	100.00%	$301,842	7.018%	347	705	74.77%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of origination, the average principal balance of the mortgage loans was approximately $302,739.

Principal Balances as of the Cut-off Date

Range of Mortgage Loan Principal Balances ($)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(1)
0.01 - 50,000.00	$9,007,110	253	0.90%	$35,601	12.373%	186	685	92.73%
50,000.01 - 100,000.00	25,485,623	344	2.55	74,086	11.072	228	679	89.72
100,000.01 - 150,000.00	43,368,199	346	4.34	125,342	8.656	306	690	79.20
150,000.01 - 200,000.00	64,013,019	364	6.40	175,860	7.336	342	694	74.34
200,000.01 - 250,000.00	69,785,106	308	6.98	226,575	6.954	353	695	75.23
250,000.01 - 300,000.00	75,981,901	278	7.60	273,316	6.987	356	696	76.32
300,000.01 - 350,000.00	84,990,805	262	8.50	324,392	6.753	357	697	75.21
350,000.01 - 400,000.00	88,554,307	236	8.86	375,230	6.797	355	696	76.97
400,000.01 - 450,000.00	85,025,672	199	8.50	427,265	6.734	356	699	75.36
450,000.01 - 500,000.00	93,395,613	196	9.34	476,508	6.700	355	705	75.02
500,000.01 - 550,000.00	76,850,916	147	7.69	522,795	6.614	354	714	73.52
550,000.01 - 600,000.00	58,088,172	101	5.81	575,130	6.576	352	715	73.33
600,000.01 - 650,000.00	50,128,430	80	5.01	626,605	6.693	358	718	72.55
650,000.01 - 700,000.00	24,342,159	36	2.43	676,171	6.638	357	726	74.60
700,000.01 - 750,000.00	29,798,739	41	2.98	726,799	6.715	358	722	71.70
750,000.01 - 800,000.00	14,037,560	18	1.40	779,864	6.641	331	714	74.57
800,000.01 - 850,000.00	15,784,797	19	1.58	830,779	6.546	355	719	67.73
850,000.01 - 900,000.00	14,947,911	17	1.49	879,289	6.716	358	727	70.89
900,000.01 - 950,000.00	10,167,448	11	1.02	924,313	6.864	340	729	72.93
950,000.01 - 1,000,000.00	33,515,512	34	3.35	985,750	6.516	352	733	67.64
1,050,000.01 - 1,100,000.00	3,255,416	3	0.33	1,085,139	6.083	298	739	47.31
1,100,000.01 - 1,150,000.00	2,259,000	2	0.23	1,129,500	6.689	357	724	64.19
1,150,000.01 - 1,200,000.00	3,538,065	3	0.35	1,179,355	6.414	358	744	68.84
1,200,000.01 - 1,250,000.00	1,231,980	1	0.12	1,231,980	6.625	355	802	75.00
1,300,000.01 - 1,350,000.00	2,667,300	2	0.27	1,333,650	7.000	358	682	65.00
1,400,000.01 - 1,450,000.00	2,837,821	2	0.28	1,418,910	6.432	268	729	76.35
1,450,000.01 - 1,500,000.00	4,463,580	3	0.45	1,487,860	6.686	358	723	68.30
1,500,000.01 - 1,550,000.00	1,513,302	1	0.15	1,513,302	5.875	356	721	72.39
1,550,000.01 - 1,600,000.00	1,558,555	1	0.16	1,558,555	6.375	359	707	65.00
1,650,000.01 - 1,700,000.00	1,658,400	1	0.17	1,658,400	6.125	358	677	17.46
1,850,000.01 - 1,900,000.00	1,884,846	1	0.19	1,884,846	7.000	358	728	65.67
1,900,000.01 - 1,950,000.00	3,864,000	2	0.39	1,932,000	7.003	358	710	70.00
1,950,000.01 - 2,000,000.00	2,000,000	1	0.20	2,000,000	7.375	358	657	67.80
Total	$1,000,001,266	3313	100.00%	$301,842	7.018%	347	705	74.77%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the cut-off date, the average principal balance of the mortgage loans was approximately $301,842.

Geographic Distribution of Mortgaged Properties

State	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(1)
Alabama	$3,294,949	7	0.33%	$470,707	6.895%	354	715	72.91%
Arizona	46,728,341	164	4.67	284,929	6.816	350	706	74.84
California	499,891,062	1413	49.99	353,780	6.880	349	703	74.19
Colorado	10,514,476	50	1.05	210,290	7.185	342	706	74.50
Connecticut	8,078,828	26	0.81	310,724	7.069	348	704	75.59
District of Columbia	1,812,145	6	0.18	302,024	6.703	350	753	61.18
Delaware	570,299	4	0.06	142,575	8.284	343	631	86.96
Florida	82,673,770	453	8.27	182,503	7.722	340	694	77.37
Georgia	8,124,040	36	0.81	225,668	7.093	345	724	78.70
Hawaii	17,378,714	48	1.74	362,057	6.714	347	697	77.45
Iowa	244,618	2	0.02	122,309	6.419	357	753	82.43
Idaho	3,739,895	8	0.37	467,487	6.605	356	732	69.56
Illinois	29,838,032	118	2.98	252,865	7.310	340	709	76.44
Indiana	1,261,863	8	0.13	157,733	7.084	343	726	80.53
Kansas	3,525,551	6	0.35	587,592	6.376	354	763	77.74
Kentucky	1,789,698	4	0.18	447,424	6.118	299	751	74.81
Louisiana	851,941	5	0.09	170,388	6.488	357	719	78.91
Massachusetts	10,135,885	26	1.01	389,842	6.604	357	731	68.97
Maryland	40,307,626	134	4.03	300,803	6.958	347	701	75.25
Maine	2,082,983	7	0.21	297,569	6.849	357	695	78.04
Michigan	2,308,817	10	0.23	230,882	8.265	320	692	75.37
Minnesota	7,589,414	39	0.76	194,600	7.597	336	696	76.73
Missouri	3,867,962	15	0.39	257,864	6.749	312	771	71.51
Mississippi	2,288,013	15	0.23	152,534	7.317	344	703	79.02
North Carolina	6,874,807	24	0.69	286,450	6.886	355	703	74.55
North Dakota	103,539	1	0.01	103,539	6.750	356	685	79.99
Nebraska	168,000	1	0.02	168,000	6.875	358	677	80.00
New Hampshire	3,275,545	14	0.33	233,967	7.077	357	692	73.48
New Jersey	32,201,250	100	3.22	322,012	7.146	349	708	73.71
New Mexico	781,234	5	0.08	156,247	7.240	356	726	64.73
Nevada	23,618,970	99	2.36	238,575	7.130	345	700	78.19
New York	45,390,691	121	4.54	375,130	7.490	338	706	72.28
Ohio	2,696,926	5	0.27	539,385	6.567	358	696	77.44
Oklahoma	262,108	3	0.03	87,369	8.704	330	677	88.82
Oregon	7,356,136	30	0.74	245,205	6.866	340	696	69.43
Pennsylvania	5,819,794	22	0.58	264,536	6.890	351	740	73.73
Rhode Island	3,337,260	11	0.33	303,387	7.012	342	743	71.29
South Carolina	4,644,572	19	0.46	244,451	6.787	356	737	74.89
Tennessee	3,280,600	12	0.33	273,383	6.446	357	725	75.21
Texas	8,745,995	38	0.87	230,158	7.078	322	731	75.49
Utah	7,048,096	25	0.70	281,924	7.404	341	718	70.91
Virginia	39,320,449	119	3.93	330,424	7.000	352	703	77.18
Washington	14,037,561	54	1.40	259,955	6.809	349	709	76.33
Wisconsin	2,138,809	6	0.21	356,468	6.432	353	710	77.03
Total	$1,000,001,266	3313	100.00%	$301,842	7.018%	347	705	74.77%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

No more than approximately 0.40% of the mortgage loans (by aggregate outstanding principal balance as of the cut-off date) are secured by mortgaged properties located in any one zip code.

Original Loan-to-Value Ratios (Include CLTVs for 2nd Liens)

Range of Loan-to-Value Rations (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(1)
0.01 - 20.00	$3,055,891	6	0.31%	$509,315	6.116%	289	714	17.97%
20.01 - 25.00	858,117	5	0.09	171,623	6.049	300	742	22.66
25.01 - 30.00	2,666,738	9	0.27	296,304	5.946	358	740	28.16
30.01 - 35.00	3,915,142	16	0.39	244,696	6.181	329	726	31.55
35.01 - 40.00	6,810,699	18	0.68	378,372	6.605	335	751	38.32
40.01 - 45.00	10,235,759	38	1.02	269,362	6.351	351	724	42.21
45.01 - 50.00	17,524,366	51	1.75	343,615	6.312	342	713	48.31
50.01 - 55.00	21,612,915	56	2.16	385,945	6.265	357	726	52.58
55.01 - 60.00	29,915,902	74	2.99	404,269	6.325	344	721	58.26
60.01 - 65.00	62,983,514	131	6.30	480,790	6.464	353	720	63.46
65.01 - 70.00	104,889,255	277	10.49	378,662	6.604	355	709	68.82
70.01 - 75.00	151,976,075	428	15.20	355,084	6.772	356	704	74.30
75.01 - 80.00	514,088,379	1473	51.41	349,008	6.855	356	702	79.72
80.01 - 85.00	3,765,220	30	0.38	125,507	8.970	307	697	84.37
85.01 - 90.00	19,544,791	200	1.95	97,724	9.690	283	683	89.65
90.01 - 95.00	19,700,482	247	1.97	79,759	11.513	231	691	94.85
95.01 - 100.00	26,458,022	254	2.65	104,165	11.554	212	666	99.97
Total	$1,000,001,266	3313	100.00%	$301,842	7.018%	347	705	74.77%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 13.99% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 74.77%.

Notwithstanding the foregoing table, the final pool of mortgage loans will not include any mortgage loan with a loan-to-value ratio in excess of 100.00%.

Mortgage Rates

Range of Mortgage Rates	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(1)
4.500 - 4.999	$178,189	1	0.02%	$178,189	4.875%	356	793	80.00%
5.000 - 5.499	10,756,676	22	1.08	488,940	5.264	358	731	63.28
5.500 - 5.999	86,715,494	227	8.67	382,007	5.796	351	725	68.31
6.000 - 6.499	238,653,452	569	23.87	419,426	6.256	351	717	71.32
6.500 - 6.999	348,570,020	955	34.86	364,995	6.690	356	707	74.11
7.000 - 7.499	121,463,826	388	12.15	313,051	7.199	355	690	76.28
7.500 - 7.999	91,057,371	300	9.11	303,525	7.686	358	689	77.45
8.000 - 8.499	31,478,768	117	3.15	269,049	8.201	357	681	78.85
8.500 - 8.999	15,167,545	51	1.52	297,403	8.692	358	695	80.63
9.000 - 9.499	5,186,917	23	0.52	225,518	9.240	358	668	84.97
9.500 - 9.999	3,363,365	16	0.34	210,210	9.846	344	658	88.87
10.000 - 10.499	834,991	4	0.08	208,748	10.239	326	675	87.24
10.500 - 10.999	1,730,937	22	0.17	78,679	10.787	218	682	91.65
11.000 - 11.499	3,002,169	35	0.30	85,776	11.249	178	683	94.08
11.500 - 11.999	9,176,021	132	0.92	69,515	11.771	187	679	95.13
12.000 - 12.499	9,050,417	130	0.91	69,619	12.251	178	682	96.20
12.500 - 12.999	13,805,282	178	1.38	77,558	12.689	181	665	97.10
13.000 - 13.499	4,743,334	66	0.47	71,869	13.197	185	666	95.17
13.500 - 13.999	3,961,380	54	0.40	73,359	13.679	185	654	95.86
14.000 - 14.499	899,045	19	0.09	47,318	14.225	231	659	94.38
14.500 - 14.999	206,068	4	0.02	51,517	14.550	178	669	94.03
Total	$1,000,001,266	3313	100.00%	$301,842	7.018%	347	705	74.77%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the cut-off date, the weighted average mortgage rate of the mortgage loans was approximately 7.018% per annum.

Property Types

Property Type	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(1)
Single Family Residence	$606,347,003	1991	60.63%	$304,544	6.918%	347	703	74.39%
Planned Unit Development	130,800,610	342	13.08	382,458	6.680	349	715	74.06
Condominium	88,920,015	415	8.89	214,265	7.246	346	707	77.19
Diminimus Planned Unit Development	55,869,784	191	5.59	292,512	7.245	341	700	75.21
Two Family	44,242,027	147	4.42	300,966	7.475	342	703	75.58
Four Family	24,798,253	58	2.48	427,556	7.830	349	706	75.08
Three Family	22,075,027	66	2.21	334,470	8.042	335	698	76.16
Highrise	18,070,208	63	1.81	286,829	7.351	342	718	73.24
Townhouse	8,040,385	36	0.80	223,344	7.297	354	683	79.17
Condotel	837,954	4	0.08	209,489	7.767	358	723	78.26
Total	$1,000,001,266	3313	100.00%	$301,842	7.018%	347	705	74.77%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Loan Purposes

Loan Purposes	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(1)
Purchase	$442,767,193	1639	44.28%	$270,145	7.306%	344	706	78.97%
Cash Out Refinance	342,396,519	1133	34.24	302,203	6.929	347	698	71.20
Rate/Tern Refinance	214,837,554	541	21.48	397,112	6.565	351	711	71.80
Total	$1,000,001,266	3313	100.00%	$301,842	7.018%	347	705	74.77%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Occupancy Types

Occupancy Type	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(1)
Owner Occupied	$804,574,240	2357	80.46%	$341,355	6.868%	348	703	75.05%
Investor	166,035,482	853	16.60	194,649	7.757	339	708	74.07
Second Home	29,391,544	103	2.94	285,355	6.936	351	730	71.03
Total	$1,000,001,266	3313	100.00%	$301,842	7.018%	347	705	74.77%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Occupancy type is based on the representation of the borrower at the time of origination.

Months Remaining to Scheduled Maturity

Range of Months	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(1)
1 - 120	$1,327,459	2	0.13%	$663,730	6.613%	87	771	48.77%
121 - 180	58,731,265	656	5.87	89,529	10.997	178	689	87.89
181 - 240	959,765	5	0.10	191,953	6.610	237	784	63.47
241 - 300	121,874	1	0.01	121,874	11.900	298	720	90.00
301 - 360	938,860,901	2649	93.89	354,421	6.769	358	705	73.99
Total	$1,000,001,266	3313	100.00%	$301,842	7.018%	347	705	74.77%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the cut-off date, the weighted average months remaining to scheduled maturity of the mortgage loans was approximately 347 months.

Mortgage Loan Program and Documentation Type

Documentation Type	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(1)
Stated	$590,697,357	2114	59.07%	$279,422	7.208%	342	701	75.94%
Full	174,747,946	472	17.47	370,229	6.423	349	724	71.28
Express Verified Assets	103,858,526	321	10.39	323,547	7.177	355	692	76.56
SISA	74,753,783	200	7.48	373,769	6.614	356	708	74.98
Express No Doc	44,662,876	161	4.47	277,409	7.117	357	704	69.64
Express Non-Verified Assets	8,805,871	36	0.88	244,608	7.258	353	689	70.48
Express No Doc Verified Assets	2,411,306	8	0.24	301,413	6.513	358	710	68.51
FISA	63,600	1	0.010	63,600	7.500	355	665	80.00
Total	$1,000,001,266	3313	100.00%	$301,842	7.018%	347	705	74.77%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

See “—Underwriting Criteria” below for a detailed description of the Sponsor’s loan programs and documentation requirements.

Credit Scores

Range of Credit Scores	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(1)
Not Applicable(2)	$1,715,851	8	0.17%	$214,481	7.618%	358	0	72.88%
> 820	240,000	1	0.02	240,000	5.750	359	821	61.54
801 - 820	14,875,912	42	1.49	354,188	6.574	344	809	71.16
781 - 800	54,336,906	138	5.43	393,746	6.469	344	791	69.36
761 - 780	71,207,033	188	7.12	378,761	6.633	347	771	69.20
741 - 760	89,912,515	253	8.99	355,385	6.761	347	751	73.51
721 - 740	127,001,717	353	12.70	359,778	6.682	351	730	73.44
701 - 720	141,273,478	419	14.13	337,168	6.769	353	710	75.13
681 - 700	157,738,157	521	15.77	302,760	6.891	353	690	75.77
661 - 680	155,184,555	572	15.52	271,302	7.266	344	671	76.08
641 - 660	126,273,618	554	12.63	227,931	7.843	335	651	78.38
621 - 640	50,372,845	225	5.04	223,879	7.766	335	631	78.60
601 - 620	9,811,186	38	0.98	258,189	7.397	352	614	71.83
581 - 600	57,494	1	0.01	57,494	9.875	356	600	80.00
Total	$1,000,001,266	3313	100.00%	$301,842	7.018%	347	705	74.77%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.
(2) Primary Borrower is a Foreign National and therefore, has no credit score.

As of the cut-off date, the non-zero weighted average credit score of the mortgage loans for which credit scores are available was approximately 705.

Prepayment Penalty

Original Prepayment Penalty Term (months)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(1)
0	$519,930,755	1565	51.99%	$332,224	6.938%	345	715	73.90%
6	4,911,119	17	0.49	288,889	7.312	343	715	74.27
12	120,031,533	395	12.00	303,877	7.229	348	693	74.98
24	59,338,379	245	5.93	242,197	7.208	345	686	76.34
30	956,142	1	0.10	956,142	7.000	359	766	75.00
36	290,249,082	1071	29.02	271,008	7.032	349	694	75.91
60	4,584,257	19	0.46	241,277	6.908	355	697	75.17
Total	$1,000,001,266	3313	100.00%	$301,842	7.018%	347	705	74.77%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Range Months to Roll(1)

Number of Months	WA MTR	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(2)
1 - 6	2	$2,599,760	7	0.39%	$371,394	5.822%	354	728	70.46%
7-12	8	1,835,085	6	0.27	305,847	6.309	356	684	73.48
19-24	21	12,674,655	31	1.88	408,860	7.348	357	704	78.25
25-31	31	1,388,754	5	0.21	277,751	6.735	355	686	79.99
32-37	34	38,607,563	126	5.73	306,409	6.698	358	705	76.57
50-55	55	15,782,396	43	2.34	367,032	6.876	355	697	74.14
56-61	58	572,900,080	1647	84.96	347,845	6.813	358	697	75.50
80-85	82	24,546,616	65	3.64	377,640	6.507	358	702	71.67
>85	118	3,953,703	9	0.59	439,300	6.388	358	687	47.37
Total	57	$674,288,613	1939	100.00%	$347,751	6.799%	358	698	75.26%

(1) Excludes the fixed-rate mortgage loans.
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the cut-off date, the weighted average months to roll of the sample adjustable-rate mortgage loans was approximately 57 months.

Gross Margin(1)

Range of Gross Margin	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(2)
2.250 - 2.499	$172,728,579	431	25.62%	$400,762	6.570%	357	708	74.94%
2.500 - 2.749	6,257,447	20	0.93	312,872	6.265	357	715	72.08
2.750 - 2.999	107,373,036	312	15.92	344,144	7.076	358	694	76.94
3.000 - 3.249	245,308,378	733	36.38	334,664	6.755	359	694	74.04
3.250 - 3.499	75,371,497	215	11.18	350,565	6.757	358	698	75.22
3.500 - 3.749	12,702,697	40	1.88	317,567	7.191	358	697	75.32
3.750 - 3.999	20,644,456	60	3.06	344,074	6.746	359	692	76.71
4.000 - 4.249	18,550,479	68	2.75	272,801	7.248	358	675	79.71
4.250 - 4.499	1,377,597	5	0.20	275,519	9.287	358	677	94.18
4.500 - 4.749	1,183,134	6	0.18	197,189	9.278	358	663	90.32
4.750 - 4.999	351,200	1	0.05	351,200	6.500	359	652	80.00
5.000 - 5.249	9,543,602	36	1.42	265,100	7.511	357	688	79.23
5.250 - 5.499	439,967	1	0.07	439,967	6.000	358	721	79.28
5.500 - 5.749	1,040,979	4	0.15	260,245	6.063	357	711	69.98
5.750 - 5.999	252,847	1	0.04	252,847	9.975	355	630	95.00
6.250 - 6.499	268,300	1	0.04	268,300	7.250	358	787	70.00
6.500 - 6.749	248,925	2	0.04	124,463	7.986	359	671	72.05
7.000 - 7.249	464,000	1	0.07	464,000	9.875	356	613	80.00
7.750 - 7.999	181,494	2	0.03	90,747	8.509	357	661	80.00
Total	$674,288,613	1939	100.00%	$347,751	6.799%	358	698	75.26%

(1) Excludes the fixed-rate mortgage loans.
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the cut-off date, the weighted average Gross Margin of the sample adjustable-rate mortgage loans was approximately 2.907% per annum.

Maximum Mortgage Rate(1)

Range of Maximum Mortgage Rates	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(2)
10.000-10.499	$745,800	2	0.11%	$372,900	5.375%	357	758	77.97%
10.500-10.999	13,711,380	28	2.03	489,692	5.819	357	720	73.51
11.000-11.499	62,117,678	147	9.21	422,569	6.091	357	716	72.23
11.500-11.999	133,364,050	368	19.78	362,402	6.342	358	709	72.52
12.000-12.499	114,863,467	310	17.03	370,527	6.409	358	699	73.81
12.500-12.999	172,200,438	502	25.54	343,029	6.783	358	695	76.05
13.000-13.499	77,788,740	244	11.54	318,806	7.276	358	687	77.38
13.500-13.999	56,452,961	184	8.37	306,810	7.706	358	679	78.70
14.000-14.499	21,755,277	74	3.23	293,990	8.212	358	677	79.69
14.500-14.999	13,328,793	44	1.98	302,927	8.694	358	692	80.26
15.000-15.499	4,121,163	19	0.61	216,903	9.235	358	666	84.19
15.500-15.999	2,503,293	11	0.37	227,572	9.826	357	655	88.03
16.000-16.499	685,191	3	0.10	228,397	10.291	358	656	84.46
16.500-16.999	387,231	2	0.06	193,615	10.573	358	676	90.00
17.500-17.999	263,150	1	0.04	263,150	11.625	359	676	95.00
Total	$674,288,613	1939	100.00%	$347,751	6.799%	358	698	75.26%

(1) Excludes the fixed-rate mortgage loans.
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the cut-off date, the weighted average Maximum Mortgage Rate of the sample adjustable-rate mortgage loans was approximately 12.520% per annum.

Next Interest Adjustment Date(1)

Next Adjustment Date	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(2)
March 2007	$850,000	1	0.13%	$850,000	5.375%	349	746	53.13%
April 2007	111,755	1	0.02	111,755	7.000	356	781	70.00
May 2007	1,389,524	3	0.21	463,175	5.932	357	711	79.27
June 2007	208,822	1	0.03	208,822	6.250	358	724	77.99
August 2007	39,659	1	0.01	39,659	6.000	354	795	95.00
September 2007	244,693	2	0.04	122,346	6.333	355	667	88.35
October 2007	815,500	1	0.12	815,500	6.500	356	696	70.00
November 2007	522,542	2	0.08	261,271	5.727	357	677	73.64
December 2007	252,350	1	0.04	252,350	6.875	358	680	70.00
September 2008	976,551	4	0.14	244,138	7.538	355	642	86.28
October 2008	2,169,700	6	0.32	361,617	8.252	356	710	75.27
November 2008	2,247,951	5	0.33	449,590	6.698	357	728	73.62
December 2008	5,004,321	10	0.74	500,432	6.698	358	718	80.00
January 2009	1,915,507	4	0.28	478,877	8.576	359	659	80.34
February 2009	360,625	2	0.05	180,313	7.962	360	731	67.83
August 2009	438,600	2	0.07	219,300	8.061	354	736	79.96
September 2009	950,154	3	0.14	316,718	6.123	355	664	80.00
October 2009	1,778,465	7	0.26	254,066	6.894	356	724	74.48
November 2009	21,732,897	76	3.22	285,959	6.999	357	700	79.27
December 2009	8,905,264	31	1.32	287,267	6.346	358	714	74.13
January 2010	6,190,937	12	0.92	515,911	6.089	359	705	71.19
August 2011	4,957,961	10	0.74	495,796	6.674	354	709	76.83
September 2011	10,824,435	33	1.61	328,013	6.968	355	691	72.91
October 2011	30,490,763	70	4.52	435,582	6.592	356	701	77.70
November 2011	119,368,490	338	17.70	353,161	6.884	357	699	76.40
December 2011	259,247,817	738	38.45	351,284	6.831	358	695	75.42
January 2012	159,830,125	488	23.70	327,521	6.738	359	696	74.47
February 2012	3,962,885	13	0.59	304,837	8.219	360	703	78.51
October 2013	616,000	1	0.09	616,000	6.250	356	707	72.48
November 2013	6,321,477	17	0.94	371,852	6.686	357	696	76.22
December 2013	9,560,191	25	1.42	382,408	6.345	358	704	67.93
January 2014	8,048,948	22	1.19	365,861	6.578	359	706	72.46
December 2016	3,953,703	9	0.59	439,300	6.388	358	687	47.37
Total	$674,288,613	1939	100.00%	$347,751	6.799%	358	698	75.26%

(1) Excludes the fixed-rate mortgage loans.
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the cut-off date, the weighted average remaining months to the next adjustment date of the sample adjustable-rate mortgage loans was approximately 57 months.

Initial Fixed-Rate Period(1)

Initial Fixed Period (months)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(2)
6	$1,710,101	5	0.25%	$342,020	6.041%	357	717	78.51%
12	2,724,743	8	0.40	340,593	6.013	354	705	67.45
24	12,674,655	31	1.88	408,860	7.348	357	704	78.25
36	39,996,317	131	5.93	305,315	6.699	357	705	76.69
60	588,682,477	1690	87.30	348,333	6.815	358	697	75.47
84	24,546,616	65	3.64	377,640	6.507	358	702	71.67
120	3,953,703	9	0.59	439,300	6.388	358	687	47.37
Total	$674,288,613	1939	100.00%	$347,751	6.799%	358	698	75.26%

(1) Excludes the fixed-rate mortgage loans.
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Initial Rate Cap(1)

Initial Rate (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(2)
1.000	$320,577	2	0.05%	$160,289	6.511%	357	744	75.20%
2.000	13,667,334	47	2.03	290,794	6.582	356	706	74.53
3.000	388,509,022	1144	57.62	339,606	6.870	358	695	75.22
5.000	180,837,722	477	26.82	379,115	6.620	357	704	74.48
6.000	90,953,958	269	13.49	338,119	6.886	357	694	77.09
Total	$674,288,613	1939	100.00%	$347,751	6.799%	358	698	75.26%

(1) Excludes the fixed-rate mortgage loans.
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Subsequent Rate Cap(1)

Subsequent Rate Cap (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(2)
1.000	$430,250,751	1282	63.81%	$335,609	6.873%	358	696	74.97%
2.000	244,037,862	657	36.19	371,443	6.669	357	701	75.78
Total	$674,288,613	1939	100.00%	$347,751	6.799%	358	698	75.26%

(1) Excludes the fixed-rate mortgage loans.
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Debt-to-Income Ratio

Range of Debt-to-Income Ratio (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(1)
0.01 - 5.00	$60,902	1	0.01%	$60,902	10.500%	176	652	90.00%
5.01 - 10.00	2,879,385	7	0.29	411,341	6.297	356	708	65.68
10.01 - 15.00	6,996,154	25	0.70	279,846	6.825	350	721	68.16
15.01 - 20.00	10,192,507	41	1.02	248,598	6.764	341	714	66.13
20.01 - 25.00	33,702,464	109	3.37	309,197	6.753	342	728	67.24
25.01 - 30.00	60,159,635	197	6.02	305,379	6.836	343	721	70.79
30.01 - 35.00	106,621,395	335	10.66	318,273	6.817	350	715	73.69
35.01 - 40.00	192,255,024	629	19.23	305,652	6.912	344	709	74.37
40.01 - 45.00	273,333,430	912	27.33	299,708	7.096	345	697	77.00
45.01 - 50.00	138,814,234	497	13.88	279,304	7.264	343	701	77.59
50.01 - 55.00	17,603,876	43	1.76	409,392	6.381	356	707	69.37
Not Applicable(2)	157,382,260	517	15.74	304,414	7.166	355	695	74.36
Total	$1,000,001,266	3313	100.00%	$301,842	7.018%	347	705	74.77%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.
(2) Primary Borrower did not disclose monthly income on their mortgage loan application and therefore, their debt-to-income ratio is not calculated.

As of the cut-off date, the non-zero weighted average debt-to-income ratio of the mortgage loans was approximately 38.74% per annum.

Risk Categories

Credit Grade Category	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(3)
A+(1)	$590,130,680	1690	59.01%	$349,190	6.705%	350	731	73.35%
A(1)	301,349,370	1245	30.13	242,048	7.584	337	659	77.43
Progressive Express I(2)	67,056,603	231	6.71	290,288	7.044	356	715	74.97
Progressive Express II(2)	33,959,855	118	3.40	287,795	7.305	353	653	76.49
A-(1)	6,869,376	25	0.69	274,775	7.441	356	615	71.09
Progressive Express III(2)	635,381	4	0.06	158,845	6.894	356	610	51.06
Total	$1,000,001,266	3313	100.00%	$301,842	7.018%	347	705	74.77%

(1) All of these sample mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A and A- correspond to Progressive Series I+, I and II and III and III+, respectively.
(2) These sample mortgage loans were originated under the Sponsor’s Progressive Express™ Program. The underwriting for these sample mortgage loans is generally based on the borrower’s “Credit Score” score and therefore these sample mortgage loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi™ Program has been placed in either Progressive Express™ Program II or III.
(3) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

See “—Underwriting Criteria” below for a description of the Sponsor’s risk categories.